================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



[X]    CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED: November 1, 2000


                         COMMISSION FILE NUMBER 0-28292
                         ------------------------------

                              BANK PLUS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                     95-4571410
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION OR ORGANIZATION)

      4565 COLORADO BOULEVARD                                  90039
      LOS ANGELES, CALIFORNIA                                (Zip Code)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (818) 549-3116


   FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: NOT APPLICABLE


================================================================================

This Report is filed under Item 5 of Form 8-K to report an agreement (the "Agreement") between registrant's principal subsidiary, Fidelity Federal Bank, a Federal Savings Bank (the "Bank") and the Bank's principal regulator, the Office of Thrift Supervision (the "OTS"). The Agreement, and the stipulated order issued by the OTS pursuant to the Agreement (the "Order"), arose from the OTS's May 1999 special limited compliance examination of the Bank's discontinued credit card operations (the "Examination").

The Order requires the Bank to document and maintain a comprehensive compliance and risk management program for any new lending activities. The Bank believes that its current quality control, risk management and compliance programs for new lending activities fulfill substantially all of the requirements of the Order; however, compliance with the Order will require additional administration and documentation of any new lending activity. While the Bank disagrees with the necessity of this regulatory action, it has consented to the Order and to certain other compliance-related corrective actions to maintain its regulatory relationships and to avoid the expense and management distraction of opposing the Order. The Bank does not expect that this action by the OTS will have a material adverse effect on the operations, financial condition or results of operations of the Bank. However, there can be no assurance given that the OTS or other governmental agencies will not require additional actions relating to the Examination or that this action or any future actions by the OTS or other governmental agencies will not have a material adverse effect on the operations, financial condition or results of operations of the Bank.

A copy of the Agreement is attached to this Report as Exhibit A. A copy of the Order is attached to this Report as Exhibit B.

                                    EXHIBITS
                                    --------

A. Stipulation and Consent to the Issuance of an Order to Cease and Desist and for Affirmative Relief (the "Agreement")

B.       Order to Cease and Desist and for Affirmative Relief (the "Order")

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2000                               BANK PLUS CORPORATION



                                            By:  /S/ MARK K. MASON
                                               ---------------------------------
                                               Mark K. Mason
                                               Chief Executive Offer

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.         DESCRIPTION
-----------         -----------


A. Stipulation and Consent to the Issuance of an Order to Cease and Desist and for Affirmative Relief (the "Agreement")

B.       Order to Cease and Desist and for Affirmative Relief (the "Order")

                                    EXHIBIT A

                            UNITED STATES OF AMERICA
                                   Before the
                          OFFICE OF THRIFT SUPERVISION

--------------------------------------------)
                                            )
In the Matter of                            )          Order No.: SF-00-008
                                            )                     --------------
                                            )
FIDELITY FEDERAL BANK,                      )
  FEDERAL SAVINGS BANK,                     )          Date: November 1, 2000
                                            )                -------------------
Glendale, California                        )
                                            )
OTS No. 05770                               )
--------------------------------------------)

                  STIPULATION AND CONSENT TO THE ISSUANCE OF AN
                  ---------------------------------------------
              ORDER TO CEASE AND DESIST AND FOR AFFIRMATIVE RELIEF
              ----------------------------------------------------

         WHEREAS, the Office of Thrift Supervision (OTS), based upon information derived from the exercise of its regulatory responsibilities, is of the opinion that grounds exist to initiate an administrative cease and desist proceeding against Fidelity Federal Bank, Federal Savings Bank, Glendale, California, OTS No. 5770, (the Institution) pursuant to 12 U.S.C. ss. 1818(b),(1) and

         WHEREAS, the Institution desires to cooperate with the OTS and to avoid the time and expense of such administrative proceeding;

         NOW, THEREFORE, without admitting or denying that such grounds exist or the truth of OTS's Findings of Fact or opinions and conclusions in paragraph 2, below, but admitting OTS has jurisdiction as set forth in paragraph 1, below,(2) the Institution hereby Stipulates and agrees to the following:

-----------------------

         (1) All references to the United States Code (U.S.C.) are as amended, unless otherwise indicated.

         (2) The institution consents to the issuance of the accompanying Order to Cease and Desist for Affirmative Relief (Order) solely for the purposes of settlement and without adjudication of any issue of fact or law. The Institution's consent to the Issuance of the Order does not constitute, and shall not be deemed by the OTS to constitute, evidence of or an admission by the Institution of liability, fault or wrongdoing. Negotiation of the terms of this Stipulation and Order, including conduct and statements made in connection therewith, shall not be admissible as evidence, in accordance with Rule 408 of the Federal Rules of Evidence or similar evidence code provisions of the various states.


Fidelity Federal Bank, F.S.B.
Stipulation and Consent to Cease and Desist

1.       JURISDICTION

         (a) The Institution is a "savings association" within the meaning of 12 U.S.C.ss.1813(b), and 12 U.S.C.ss.1462(4). Accordingly, it is an "insured depository institution" as that term is defined in 12 U.S.C.ss.1813(c).

         (b) Pursuant to 12 U.S.C. ss. 1813(q), the Director of the OTS is the "appropriate Federal Banking agency" to maintain an administrative cease and desist proceeding against the Institution. Therefore, the Institution is subject to the jurisdiction of the OTS to initiate and maintain a cease and desist proceeding against it, pursuant to 12 U.S.C. ss. 1818(b). The Director of the OTS has delegated to the regional Director of the West Region of the OTS or his/her designee (Regional Director) the authority to issue cease and desist orders where a savings association has consented to the issuance of the order.

2. OTS FINDINGS OF FACT. The OTS finds that the Institution initiated certain credit card origination programs involving the marketing and other efforts of third party companies. The Institution engaged in unsafe and unsound practices in connection with these programs. The credit card origination programs resulted in substantial losses to the Institution.

         The OTS acknowledges that, commencing in September 1998, the Institution took steps to terminate and wind down its credit card marketing and origination programs and agreements with such third parties and declined to enter into further such agreements, some of which were being negotiated at the time, so as to reduce the risks presented by the credit card programs and thereby to attempt to improve the financial performance of the Institution as a whole as required by the safety and soundness provisions of federal banking law.

                                       2
Fidelity Federal Bank, F.S.B.
Stipulation and Consent to Cease and Desist

         3. CONSENT The Institution consents to the issuance by the OTS of the accompanying Consent Order to Cease and Desist and for Affirmative Relief (Order). It further agrees to comply with the terms of the Order upon issuance and stipulates that the Order complies with all requirements of law.

         4. FINALITY. The Order is issued under 12 U.S.C.ss.1818(b) Upon its issuance by the Regional Director, it shall be a final order, effective and fully enforceable by taivershe OTS under the provisions of 12 U.S.C.ss.1818(i).

         5. WAIVERS. The Institution waives the following:

         (a) the right to be served with a written notice of the OTS's charges against it as provided by 12 U.S.C.ss. 1818(b);

         (b) the right to an administrative hearing of the OTS's charges against it as provided by 12 U.S.C.ss. 1818(b);

         (c) the right to seek judicial review of the Order, including, without limitation, any such right provided by 12 U.S.C.ss.1818(h), or otherwise to challenge the validity of the Order;

         (d) any and all claims against the OTS, including its employees and agents, and any other governmental entity for the award of fees, costs or expenses related the Order, whether arising under common law, the Equal Access to Justice Act, 5 U.S.C. 12 U.S.C.ss.504 or 28 U.S.C.ss.2412; and

                                       3
Fidelity Federal Bank, F.S.B.
Stipulation and Consent to Cease and Desist

         (e) the right to assert this proceeding, its consent to the issuance of the Order, the issuance of the Order, the payment of any monies, or the provision of any other financial relief as contemplated by the Order as the basis for a claim of double jeopardy in any pending or future proceeding brought by the United States Department of Justice or any other governmental entity.

         6. OTHER GOVERNMENTAL ACTIONS NOT AFFECTED.

         The Institution acknowledges and agrees that its consent to the issuance of the Order does not release, discharge, compromise, settle, dismiss, resolve, or in any way affect any action(s), charge(s), or proceeding(s), civil or criminal, by a governmental entity other than the OTS.

         7. RESERVATION OF RIGHTS.

         The Institution acknowledges that OTS reserves its right to bring such additional action(s), charge(s), or proceeding(s) arising from or related in any way to the Findings of Fact or any other matter, as the OTS deems appropriate, in its sole discretion.

         8. MISCELLANEOUS.

         (a) The construction and validity of this Stipulation and the Order shall be governed by the laws of the United States of America;

         (b) The terms and provisions of this Stipulation and the Order shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Stipulation and the Order, express or implied, shall give to any person or entity, other than the parties hereto, and their successors in interests, any benefit or any legal or equitable right, remedy or claim under this Stipulation and the Order;

                                       4
Fidelity Federal Bank, F.S.B.
Stipulation and Consent to Cease and Desist

         (c) The headings in this Stipulation are for convenience only and shall not affect the construction hereof;

         (d) The terms of this Stipulation and the Order represent the final written agreement of the parties with respect to the subject matters hereof, and constitute the sole agreement of the parties with respect to such subject matters; and

         (e) This Stipulation shall be effective upon the execution on behalf of the OTS and the Order shall remain in effect until terminated, modified, or suspended in whole or in part, in writing, by the OTS, acting through its Director, Regional Director, or other authorized representative.

         9. SIGNTAURE. The Institution represents and warrants that this Stipulation is signed and submitted on its behalf by a duly authorized representative of the Institution. A copy of the resolution of the Board of Directors of the Institution authorizing execution of the Stipulation shall be delivered to the OTS along with an executed original of this Stipulation.

         WHEREFORE, the Institution, through its duly authorized representative, executed this Stipulation and Consent to the Issuance of an Order to Cease and Desist and For Affirmative Relief, intending to be legally bound hereby.

FIDELITY FEDERAL BANK,                    OFFICE OF THRIFT SUPERVISION
FEDERAL SAVINGS BANK


By:    /s/ Mark K. Mason                  /s/ Richard A. Sanchez
       --------------------               -----------------------------------
       Mark K. Mason                      Richard A. Sanchez
       Chief Executive Officer            Deputy Regional Director,
                                          acting for the Regional
                                          Director pursuant to OTS
                                          Order No. SF-93-044,
                                          West Region


                                          Date: November 1, 2000
                                                ----------------



                                       5
Fidelity Federal Bank, F.S.B.
Stipulation and Consent to Cease and Desist

                                    EXHIBIT B

                            UNITED STATES OF AMERICA
                                   Before the
                          OFFICE OF THRIFT SUPERVISION


--------------------------------------------)
                                            )
In the Matter of                            )        Order No.: SF-00-008
                                            )                   ----------------
                                            )
FIDELITY FEDERAL BANK,                      )
  FEDERAL SAVINGS BANK,                     )        Date: November 1, 2000
                                            )              --------------------
Glendale, California                        )
                                            )
OTS No. 05770                               )
---------------------------------------------


              ORDER TO CEASE AND DESIST AND FOR AFFIRMATIVE RELIEF



           WHEREAS, Fidelity Federal Bank, FSB, Glendale, California, OTS No. 5770 (the Institution), by and through its authorized representative, has executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist and for Affirmative Relief (Stipulation); and

           WHEREAS, the Institution, in the Stipulation, has consented and agreed to the issuance of this Order to Cease and Desist and for Affirmative Relief (Order) pursuant to 12 U.S.C. ss. 1818(b);(1) and

----------------

(1) All references to the United States Code (U.S.C.) are as amended, unless otherwise indicated.

                                       1
Fidelity Federal Bank, F.S.B.
Order to Cease and Desist

           WHEREAS, the Director of the Office of Thrift Supervision (OTS) has delegated to the Regional Directors of the OTS the authority to issue orders to cease and desist on behalf of the OTS where the Institution has consented to the issuance of the Order.

         NOW THEREFORE, IT IS ORDERED THAT:

A. COMPLIANCE AND RISK MANAGEMENT PROGRAM

                  The Institution shall develop a comprehensive compliance and risk management program (the Program) designed to confirm that, before the Institution offers any new lending product or service that it does not currently offer or engages in such activity with a third party (collectively, New Activities), the Institution and any third party involved in the New Activities shall have in place the policies, procedures, experienced personnel, and controls necessary to comply with all state and federal laws and regulations and other legal requirements, including consumer compliance and fair lending regulations, as well as to maintain the safe and sound operation of the Institution. The Program shall:

         1. Specify the responsibilities and authority of management for compliance and provide mechanisms to ensure accountability.

         2.       Establish standards for implementation plans including:

                  a.       Identification of applicable legal requirements,

                  b. Establishment of appropriate expertise within the institution and confirmation that third parties have appropriate levels of expertise,

                  c. Due diligence review of any third-party prior to entering into any binding commitment with the third party,

                                       2
Fidelity Federal Bank, F.S.B.
Order to Cease and Desist

                  d. Review of agreements with third parties to ensure proper allocation of compliance responsibilities and mechanisms to monitor third-party performance,

                  e.       Development or review of policies and procedures,

                  f.       Development of compliance tools to assist staff,

                  g. Testing of systems, including document preparation, boarding and servicing, and management information systems,

                  h.       Review of documents and disclosures,

                  i. Implementation of nondiscriminatory underwriting criteria and pricing,

                  j. Analysis of empirical data on which risk-based criteria are based,

                  k. Monitoring of the use of credit scoring systems and collection of information for periodic validation,

                  l.       Review of advertising and marketing strategies,

                  m. Staff training in compliance responsibility or, for third parties, confirmation of the adequacy of such training,

                  n. Development of effective internal controls and meaningful reporting,

                  o. Periodic independent testing of internal controls and compliance, and

                  p.       Prompt post implementation review and testing.

         3.       Establish Board and management oversight mechanisms.

                                       3
Fidelity Federal Bank, F.S.B.
Order to Cease and Desist

B. Implementation of the Program

         1. Within forty-five (45) days of the Effective Date of this Order, the Institution shall submit the Program to the OTS for review and non-objection.

         2. Within fifteen (15) days of receipt of OTS's objection to any aspect of the Compliance Program, the Institution shall submit a revised Program to the OTS.

         3. Once the Program is submitted pursuant to this Order and all objections from OTS, if any, have been satisfactorily resolved, the Institution may not amend, suspend, or revoke the Program without the prior, written non-objection from the OTS.

         4. Within ten (10) days of receiving notice of the OTS's non-objection to the Program, the Institution shall implement the Program and direct that all directors, officers, employees, and agents adhere to it.

         5. Following implementation, the Board shall require management to make quarterly presentations on compliance with the Program, and the Institution shall provide OTS with reports of non-compliance under the Program.

C. RECORD MAINTENANCE

         The Institution shall maintain records as required under 12 C.F.R. ss. 563.170(c)-(d), which, in part, requires compliance with record maintenance provisions in other regulations and statutes applicable to the Institution, its affiliates, and service corporations. In addition to record retention requirements in 12 C.F.R. ss. 563.170 and other state and federal regulations and statutes, until further notice from the OTS, the Institution shall retain all records related to: (i) the credit card programs reviewed during the Special Limited Examination commenced May 17, 1999, and (ii) any accounts opened pursuant to these credit card programs, except that, in the event any of these records must be provided to parties purchasing the accounts, the Institution shall retain copies of these records until further notice from the OTS.

                                       4
Fidelity Federal Bank, F.S.B.
Order to Cease and Desist

D. DIRECTOR AND OFFICER RESPONSIBILITY

         1. Notwithstanding the requirements of this Order that the Institution submit various matters to OTS for the purpose of review, approval, or non-objection, such regulatory oversight does not derogate or supplant each individual Board member's continuing fiduciary duties. The Board shall have the ultimate responsibility for overseeing the safe and sound operation of the Institution at all times, including compliance with the determinations of OTS as required by this Order.

         2. The Board, through its oversight responsibility, and officers of the Institution shall cause the Institution to comply with the terms of this Order and shall take all actions necessary or appropriate to cause the Institution to continue to carry out the provisions of this Order.

         3. Prior to the Institution's implementation of each New Activity, the Board shall adopt a resolution (the Compliance Resolution) formally resolving that based upon a diligent inquiry of relevant information (including reports of management), to the best of its knowledge and belief, the Board believes that the Institution has complied with the Program's requirements for such New Activity, except as otherwise stated. The Compliance Resolution shall either directly or through reference to a separate report: (i) specify in reasonable detail how, if at all, full compliance was achieved with each provision of the Program; (ii) specify in reasonable detail how, if at all, full compliance was found not to exist; and (iii) identify all notices of exemption or non-objection issued by the OTS that were outstanding as of the date of its adoption.

                                       5
Fidelity Federal Bank, F.S.B.
Order to Cease and Desist

         4. The minutes of each meeting of the Board at which a compliance Resolution is adopted shall set forth the following information with respect to the adoption of such Compliance
                  Resolution: (i) the identity of each director voting in favor of its adoption; (ii) the identity of each director voting in opposition to its adoption or abstaining from voting on the compliance Resolution; and (iii) as to each director opposing or abstaining, his or her reasons for doing so.

         5. Each Board member whose abstention or opposition is not noted in minutes pursuant to Section F.4 of this Order shall be deemed to have certified to the accuracy of the statements set forth in the Compliance Resolution.

         6. If a Compliance Resolution indicates the Institution was not in full compliance with this Order, no later than fifteen (15) days after the date of the monthly Board meeting in which the Board adopted the Compliance Resolution, the Institution shall provide to the OTS a certified true copy of the Compliance Resolution. The Institution shall otherwise retain copies of all Compliance Resolutions.

         7. The Board shall respond promptly to any request from the OTS for documents that the OTS requests to demonstrate compliance with this Order.

                                       6
Fidelity Federal Bank, F.S.B.
Order to Cease and Desist

E. DEFINITIONS

         All technical words or terms used in this Order for which meanings are not specified or otherwise provided by the provisions of this Order shall, insofar as applicable, have meanings as defined in Chapter V of Title 12 of the Code of Federal Regulations, the Home Owners' Loan Act
         (HOLA), the Federal Deposit Insurance Act (FDIA), or OTS Memoranda. Any technical words or terms used in this Order and undefined in the Code of Federal Regulations, HOLA, FDIA, or OTS Memoranda shall have meanings that are in accordance with the best custom and usage in the savings and loan industry.

F. SUCCESSOR STATUTES, REGULATIONS, GUIDANCE, AMENDMENTS

         References in this Order to provisions of statutes, regulations, and OTS Memoranda shall be deemed to include references to all amendments to such provisions that have been made as of the Effective Date of this Order and references to successor provisions as they become applicable.

G. NOTICES

         Except as otherwise provided herein, any request, demand, authorization, direction, notice, consent, waiver, or other document provided or permitted by this Order to be made upon, given, furnished to, delivered to, or filed with the OTS or the Institution shall be in writing and mailed, by first class or overnight courier, or delivered by means of electronic transmission or personal delivery, addressed as follows:

         Office of Thrift Supervision                Fidelity Federal Bank, FSB
         West Region Office                          4565 Colorado Boulevard
         1551 N. Tustin Avenue, Suite 1050           Los Angeles, CA  90039
         Santa Ana, CA  92705-8635                   Attn: Board of Directors

                                       7
Fidelity Federal Bank, F.S.B.
Order to Cease and Desist

                  Any Notice shall be deemed duly given when received by the addressee thereof. Any party to this Order may from time to time change its address for receiving Notices by giving written notice thereof to the other party in the manner set forth above.

H. DURATION, TERMINATION OF SUSPENSION OF ORDER

         This Order shall become effective upon its execution by the OTS, through its authorized representative whose signature appears below (Effective
Date), and remain in effect until terminated, modified, or suspended in writing by the OTS, acting through its Director, the Regional Director, or authorized designee thereof.

         The Regional Director, or his or her designee, in his or her sole discretion, may, by written notice, suspend or waive (temporarily or permanently) any or all provisions of this Order.

I. TIME LIMITS

         Time limitations for compliance with the terms of this Order run from the Effective Date, unless otherwise noted.

J. EFFECT OF HEADINGS

         The Section headings herein are for convenience only and shall not affect the construction hereof.

K. SEPARABILITY CLAUSE

         In case any provision in this Order is ruled to be invalid, illegal, or unenforceable by the decision of any Court of competent jurisdiction, the validity, legality, and enforceability of the remaining provisions hereof shall not in any way by affected or impaired thereby, unless the Regional Director in his sole discretion determines otherwise.

                                       8
Fidelity Federal Bank, F.S.B.
Order to Cease and Desist

L. NO VIOLATIONS OF LAW, RULE, REGULATION OR POLICY STATEMENT AUTHORIZED; OTS NOT RESTRICTED

         Nothing in the Order shall be construed as: (i) allowing or requiring the Institution to violate any law, rule, regulation, or policy statement to which it is subject; or (ii) restricting the OTS from taking any action(s) that is appropriate in fulfilling the responsibilities placed upon it by law, including, without limitation, any type of supervisory or enforcement action that the OTS determines to be appropriate.

M. SUCCESSORS IN INTEREST/BENEFIT

         The terms and provisions of this Order shall be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. Nothing in this Order, express or implied, shall give to any person or entity, other than the parties hereto and their successors and assigns, any benefit or any legal or equitable right, remedy, or claim under this Order.

N. INCORPORATION

         The Stipulation is made a part hereof and is incorporated herein by this reference.

                                          OFFICE OF THRIFT SUPERVISION



                                          By: /s/ Richard A. Sanchez
                                              ----------------------------------
                                              Richard A. Sanchez
                                              Deputy Regional Director,
                                              acting for the Regional
                                              Director pursuant to OTS
                                              Order No. SF-93-044,
                                              West Region



                                       9
Fidelity Federal Bank, F.S.B.
Order to Cease and Desist